                                                     Registration Number 2-18269

                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /X/

      Post-Effective Amendment No. 48                                 /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /X/

      Amendment No. 48

--------------------------------------------------------------------------------
                       Mairs and Power Balanced Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

================================================================================

                       W1520 First National Bank Building
                              332 Minnesota Street
                             St. Paul, MN 55101-1363
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, Including Area Code: (651) 222-8478

================================================================================

                           William B. Frels, President
                       W1520 First National Bank Building
                              332 Minnesota Street
                             St. Paul, MN 55101-1363
                     (Name and Address of Agent for Service)

                                 with copies to:
                         Christopher C. Cleveland, Esq.
                             Briggs and Morgan, P.A.
                                 2400 IDS Center
                              Minneapolis, MN 55402

================================================================================

It is proposed that this filing will become effective (check appropriate box)

/ /   immediately upon filing pursuant to paragraph (b)
/X/   on April 25, 2003 pursuant to paragraph (b)
/ /   60 days after filing pursuant to paragraph (a)(1)
/ /   on (date) pursuant to paragraph (a)(1)
/ /   75 days after filing pursuant to paragraph (a)(2)
/ /   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 MAIRS AND POWER
                               BALANCED FUND, INC.


PROSPECTUS
April 25, 2003

W1520 FIRST NATIONAL BANK BLDG.
332 MINNESOTA STREET
ST. PAUL, MN  55101-1363
1-800-304-7404

OBJECTIVE
The objective of the Fund is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified list of securities including bonds, preferred stocks, common stocks and other securities convertible into common stock.

ADDITIONAL INFORMATION ABOUT THE FUND
This Prospectus, which should be kept for future reference, is designed to set forth the information you should know before you invest. A "Statement of Additional Information" dated April 25, 2003, contains more information about the Fund and has been filed with the Securities and Exchange Commission. It is incorporated by reference into this Prospectus. You may obtain a copy of the Statement, without charge, by writing to the Fund or by calling our Customer Service Department at 1-800-304-7404.

FEES AND EXPENSES
The Fund is offered on a no-load basis, which means that you pay no sales charge for the purchase or sale of Fund shares and no 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management and administrative services, which are included in annual fund operating expenses.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

PRIVACY POLICY ENCLOSED

TABLE OF CONTENTS

Risk/Return Summary                                                                   1

    Investment Objective/Goals                                                        1

    Principal Investment Strategies                                                   1

Principal Risks of Investing in the Fund                                              1

Risk/Performance Bar Chart and Table                                                  2

Fees and Expenses of the Fund                                                         4

Investment Objective and Policies and Related Risks                                   5

Management's Discussion of Fund Performance                                           7

Comparison Chart (Fund, S & P 500 Index, Composite Index and Consumer Price Index)    8

Management of the Fund                                                                9

Types of Accounts                                                                     9

Determining Net Asset Value Per Share                                                10

Purchasing Shares                                                                    11

    Wiring Instructions                                                              12

Redeeming Shares                                                                     13

    Signature Guarantee Instructions                                                 14

Exchanging Shares                                                                    15

Transferring Registration                                                            15

Income Dividends and Capital Gain Distributions                                      16

Taxes                                                                                16

Other Shareholder Services                                                           17

Condensed Financial Information                                                      19

Privacy Policy                                                                       20

Officers and Directors                                                               21

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE/GOALS

The objective of the Fund is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified list of securities including bonds, preferred stocks, common stocks and other securities convertible into common stock.

PRINCIPAL INVESTMENT STRATEGIES

We expect that the Fund's assets will be invested in various types of securities, the proportion of which will vary from time to time in accordance with the judgment of Mairs and Power, Inc., the Fund's investment adviser.

The Fund seeks to:
- Invest in a list of holdings that is diversified by both security type and by industry.
- Invest at least 25% of its assets in non-convertible fixed income securities.
- Emphasize investments in common stock and other securities convertible into common stock.
-    Keep assets reasonably fully invested at all times.
- Hold cash equivalent investments (money market funds and other short-term investments) from time to time as a buying reserve to better enable the Fund to meet its objective.
- Keep portfolio turnover relatively low as compared to other balanced mutual funds.
- Invest primarily in higher rated investment grade fixed income securities (Baa or better by Moody's Investors Service). Lower rated fixed income securities may be purchased if, in the opinion of the investment adviser, the potential rewards outweigh the incremental risks.

PRINCIPAL RISKS OF INVESTING IN THE FUND

All investments have risks. Although the Fund cannot eliminate all risk, it seeks to moderate risk by investing in a diversified portfolio. The Fund is designed for long-term investors. Shareholders should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. There can be no assurance, of course, that the Fund will achieve its objective.

Risks of investing in the Fund include:
- Adverse market conditions (the chance that stock prices in general will fall, sometimes suddenly and sharply).
- Volatility in the market prices of equity securities, which are generally subject to greater price fluctuations than prices of fixed income securities, such as bonds and other debt obligations. Equity prices may fluctuate markedly over the short-term due to:
     -    changing market conditions,
     -    interest rate fluctuations, and
     -    various economic and political factors.
- Credit risk, which is the risk that the issuer of a debt security will fail to make interest and principal payments when due.
- Call risk, which is the risk that a debt security will be redeemed prior to its maturity. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates.
- Interest rate risk, which is the risk that the value of a fixed-rate debt security will decline due to an increase in market interest rates. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases.
-    Loss of money is a risk of investing in the Fund.

RISK/PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Mairs and Power Balanced Fund. The bar chart shows changes in the Fund's performance from year to year over a 10-year period.

YEAR ENDED DECEMBER 31
1993                              10.9%
1994                              -2.1%
1995                              30.0%
1996                              17.9%
1997                              28.0%
1998                              14.2%
1999                               4.8%
2000                              16.6%
2001                              -1.3%
2002                              -6.4%

          HIGHEST AND LOWEST CALENDAR QUARTERS (FOR THE PAST 10 YEARS)

                Highest Quarter     2nd Quarter, 1997:    + 13.3%

                Lowest Quarter      3rd Quarter, 2002:     - 9.4%

                          AVERAGE ANNUAL TOTAL RETURNS
                      (FOR PERIODS ENDED DECEMBER 31, 2002)

The table shows how the Fund's average annual returns before and after taxes for one, five and ten years compare to those of a Composite Index and the S & P 500.

The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

How the Fund has performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

MAIRS AND POWER BALANCED FUND                                   1 YEAR     5 YEARS    10 YEARS
-----------------------------                                   ------     -------    --------
Return before taxes                                              -6.42%      +5.16%     +10.61%

Return after taxes on distributions                              -7.53%      +3.51%      +8.82%
(assumes you hold the fund shares at the end of the
period; no taxable gain or loss on investment)

Return after taxes on distributions and sale of Fund shares      -3.93%(1)   +3.62%      +8.14%
(assumes shares purchased at beginning and sold
at the end of the period)

COMPOSITE INDEX(2)                                               -8.84%      +3.33%      +9.11%
(60% S & P 500 and 40% Lehman Bros. Government/Credit)
(reflects no deduction for fees, expenses or taxes)

S & P 500(3)                                                    -22.10%      -0.59%      +9.33%
(reflects no deduction for fees, expenses or taxes)

(1) The "Return after taxes on distributions and sale of Fund shares" is higher than the other one year return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(2) The Composite Index is calculated by the Fund's investment adviser. The components of the Composite Index are the S & P 500 (60%) and the Lehman Bros. Government/Credit Bond Index (40%), which were chosen to approximate the proportion of common stock and fixed income securities in the Fund's portfolio. The Lehman Bros. Government/Credit Bond Index is an unmanaged index composed of debt securities issued or guaranteed by the United States Treasury, U.S. Government agencies and quasi-federal corporations and fixed rate dollar denominated investment grade corporate bonds with maturities of at least one year.

(3) The S & P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, broadbased unmanaged index of U.S. common stock prices.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Sales charge (load) imposed on purchases                                       None
     Deferred sales charge (load)                                                   None
     Sales charge (load) imposed on reinvested dividends and other distributions    None
     Redemption fee                                                                 None
     Exchange fee                                                                   None

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     Management fees                                                                0.60%
     Distribution (12b-1) fees                                                      None
     Other expenses (transfer agent, custodian, accounting, legal, audit, etc.)     0.39%
     Total Annual Fund Operating Expenses                                           0.99%

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:
- You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
-    Your investment has a 5% return each year.
-    All dividends and capital gain distributions are reinvested.
-    The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 YEAR     3 YEAR     5 YEAR     10 YEAR
              -----------------------------------------
               $ 101      $ 317      $ 549     $ 1,217

You would pay the following expenses if you did not redeem your shares:

              1 YEAR     3 YEAR     5 YEAR     10 YEAR
              -----------------------------------------
               $ 101      $ 317      $ 549     $ 1,217

Although these examples are based on actual expenses in the most recent year, they should not be considered a representation of past or future expenses because actual expenses in future years may be greater or less than those shown. Federal securities regulations require the example to assume an annual rate of return of 5%, but the actual return for the Fund may be more or less than 5%. These examples are for comparison only.

INVESTMENT OBJECTIVE AND POLICIES AND RELATED RISKS

This section takes a closer look at the investment objective and policies of the Fund and certain risks of investing in the Fund.

INVESTMENT OBJECTIVE AND POLICIES
The objective of the Fund is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified list of securities including bonds, preferred stocks, common stocks and other securities convertible into common stock.

IMPLEMENTATION OF INVESTMENT OBJECTIVES
The Fund seeks to achieve its objective by investing in a list of holdings that is diversified by both security type and by industry. While it is expected that at least 25% of the Fund's assets will be invested in non-convertible fixed income securities, the dominant portfolio emphasis will be on common stock and other securities convertible into common stock.

Our strategy is to purchase quality growth stocks at reasonable valuation levels. The intention is to hold these issues for relatively long periods of time to allow the power of compounding to build wealth for our shareholders. However, sales are made from time to time in response to such factors as changing fundamentals and excessive valuation.

Assets in the Fund are expected to be reasonably fully invested at all times. Cash equivalent investments (money market funds and other short-term investments) may be held from time to time to provide liquidity to meet redemptions, act as a reserve for future purchases and to better enable the Fund to achieve its objective.

Portfolio turnover is expected to be relatively low when compared to other balanced mutual funds. The Fund's portfolio turnover rates for the periods ending December 31, 2002, 2001 and 2000 were 10.92%, 16.49% and 12.47%, respectively. During periods of changing economic, market and political conditions, there may be more portfolio changes than in more stable periods. A higher turnover rate could result in the realization of higher capital gains and losses. Although the Fund will invest primarily in higher rated investment grade fixed income securities (Baa or better by Moody's Investors Service), lower rated fixed income securities may be purchased if, in the opinion of the investment adviser, the potential rewards outweigh the incremental risks.

A detailed description of the Fund's investment limitations is contained in the Statement of Additional Information. Such limitations are fundamental policies, which means that they cannot be changed without the approval of a majority of the Fund's shareholders, as defined in the Statement of Additional Information. It is expected that the Fund will not invest in oil, gas or other mineral leases and real estate limited partnership interests.

RISKS
All investments have risks. Although the Fund cannot eliminate all risk, it seeks to moderate risk by investing in a diversified portfolio. Long-term investors, for whom the Fund is designed, should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. There can be no assurance, of course, that the Fund will achieve its objective. Loss of money is a risk of investing in the Fund.

MARKET CONDITIONS
The Fund is subject to the general risk of adverse market conditions for equity and fixed income securities. The market prices of equity securities are generally subject to greater risk than prices of fixed income securities, such as bonds and other debt obligations. Although equity securities have historically demonstrated long-term increases in value, their prices may fluctuate markedly over the short-term due to changing market conditions, interest rate fluctuations and various economic and political factors.

CREDIT RISK
The Fund invests in debt securities and is subject to credit risk, which is the risk that the issuer of a debt security will fail to make interest and principal payments when due. Securities issued or guaranteed by the United States Government generally are viewed as carrying minimal credit risk. Securities issued by governmental entities but not backed by the full faith and credit of the United States, and securities issued by private entities, are subject to higher levels of credit risk. Investors in the Fund bear the risk that payment defaults could cause the value of the Fund's investment portfolio to decline.

INTEREST RATE RISK
The Fund invests in fixed-rate debt securities and is subject to interest rate risk, which is the risk that the value of a fixed-rate debt security will decline due to an increase in market interest rates. When interest rates rise, the value of a fixed-rate debt security generally decreases. When interest rates decline, the value of a fixed-rate debt security generally increases. The final maturity of debt securities will also affect interest rate risk and the price volatility of the portfolio. Generally, a debt security with a longer maturity will have greater price volatility as a result of interest rate changes than a debt security with a shorter maturity. Consequently, investors in the Fund bear the risk that increases in market interest rates will cause the value of the investment portfolio to decline.

CALL RISK
The Fund invests in corporate bonds, which are subject to call risk. Corporate bonds and some securities issued by United States agencies may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates. If a bond held by the Fund is called during a period of declining interest rates, the Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Fund's income.

MORTGAGE RELATED AND OTHER ASSET-BACKED SECURITIES
Mortgage-backed securities are securities representing interests in pools of mortgage loans secured by residential or commercial real estate. Payments of interest and principal on the mortgage-backed securities are generally made monthly by passing through the monthly payments made by the individual borrowers on the mortgage loans in the pool (net of any interest rate spread and fees paid to the issuer or guarantor of the securities). The Fund bears a risk of early repayment of principal on some mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing or foreclosure). Additionally, if the Fund has purchased the security at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities.

Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC). Mortgage-backed securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage originators.

FUND MANAGEMENT
The Fund's performance depends on the active management by the investment adviser, Mairs and Power, Inc., in selecting and maintaining a portfolio of securities which will achieve the Fund's investment objective. The Fund could underperform compared to other Funds having similar investment objectives.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

2002 IN REVIEW

Even though the Fund finished the year on a strong note, it could not overcome the damage that occurred earlier in the year as a result of the very weak stock market. For the full year, the Fund produced a negative rate of return of -6.4%, which actually compared quite favorably with respective negative returns of -22.1% and -15.0% for the S & P 500 and DJIA. Fixed income returns were considerably better with the Lehman Bros. Government/Credit Index showing a very respectable 11.0% rate of return. The Fund outperformed its composite benchmark index (made up of 60% S & P 500 and 40% Lehman Bros. Government/Credit Bond Index) which came in with a negative return of -8.8%. The Fund also did better than the average negative return of -11.7% for a comparable balanced mutual fund peer group reported by Lipper.

Even though the overall economy turned sluggish in the fourth quarter, the full year was fairly respectable showing a real GDP gain of 2.4%, not too far below the long-term historical average rate of growth. Other measures of economic performance such as inflation and productivity improvement were quite encouraging. Turning to specific areas of the economy, housing remained robust all year reflecting low mortgage rates. Auto sales were also strong for most of the year although some weakness developed in the final quarter. Corporate profits are believed to have shown a full year growth in the high "single digits" area on an operating basis mainly in response to continuing progress on the productivity front. The major economic story last year involved issues of corporate governance and fraudulent accounting which arose out of the bankruptcy filings of Enron and WorldCom. This, of course, resulted in a crisis of investor confidence and contributed in no small way to the third consecutive annual decline in the stock market. We believe recent Federal legislation and other regulatory reforms have gone a long way to remedy many of these problems that grew out of the stock market bubble and the related prosperity of the late 1990's.

Over the course of the year, the Fund continued to hold more than half of its assets in common stocks (59.5% at year end) with the balance invested in a combination of bonds (corporate and Federal Government), convertible bonds and preferred stock (convertible and non-convertible). The Fund remained pretty fully invested throughout the year with cash reserves of only 0.9% at year end.

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 THE FUND, S & P 500 INDEX, COMPOSITE INDEX AND
                           CONSUMER PRICE INDEX (CPI)

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                1992    1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
Fund             10    11.08   10.85   14.11   16.65   21.31   24.33   25.45   29.66   29.28   27.40
S&P              10    11.01   11.15   15.34   18.87   25.17   32.39   39.20   35.63   31.39   24.45
Composite*       10    11.05   10.98   14.30   16.38   20.31   24.57   27.46   27.26   26.24   23.92
CPI              10    10.27   10.55   10.81   11.17   11.36   11.54   11.85   12.25   12.45   12.75


* Composite Index - 60% S & P 500 and 40% Lehman Bros Government/Credit

AVERAGE ANNUAL TOTAL RETURNS BEFORE TAXES (FOR PERIODS ENDED DECEMBER 31, 2002)

                                        1 YEAR    5 YEARS    10 YEARS
Mairs and Power Balanced Fund            -6.42%     +5.16%     +10.61%

PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. PLEASE NOTE THAT THE ABOVE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MANAGEMENT OF THE FUND

The Board of Directors has overall responsibility for the Fund. The Fund employs Mairs and Power, Inc. as its investment adviser to manage the Fund's investment portfolio and certain other business affairs. Mairs and Power, Inc. is compensated each month by the Fund. The management fee is computed at an annual rate of 0.60% based upon the Fund's average daily net assets. Mairs and Power, Inc. has managed mutual funds since 1958 and has provided investment counsel services since 1931. Mairs and Power, Inc. is located at W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101-1363.

William B. Frels, President and Treasurer of Mairs and Power, Inc. is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Frels has been an officer and director of Mairs and Power, Inc. since July 1992.

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 acts as custodian for the Fund. U.S. Bank controls all securities and cash for the Fund, receives and pays cash for securities purchased, delivers against payments for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services. U.S. Bank is not affiliated with the Fund or investment adviser.

U.S. Bancorp Fund Services, LLC, a wholly owned subsidiary of U.S. Bank, N.A. serves as the Fund's transfer agent and dividend disbursing agent.

The Fund has adopted a Code of Ethics that restricts personal investing practices by the adviser's employees. The Code of Ethics is designed to ensure that the interests of the Fund's shareholders come before the interests of the adviser who manages the Fund. The Code of Ethics is on file with the SEC.

TYPES OF ACCOUNTS

The Fund offers several different types of accounts. You can use the Fund's regular purchase application form to establish the following types of accounts:

-    Accounts for one or more people (single or joint accounts).
-    Accounts for minor children. (UGMA/UTMA - Uniform Gifts/Transfers to Minors
     Act). Age of majority and other requirements are set by state law.
- Trust Accounts. These accounts require pages of the trust document which name the individuals authorized to act.
-    Retirement Accounts where U.S. Bank, N.A. is not the custodian or trustee.
- Accounts opened for an organization such as a corporation, partnership or other entity. These accounts require a corporate resolution or other document to name the individuals authorized to act.

The following types of Retirement Accounts can be established by using the appropriate Mairs and Power Funds application forms:

-    Traditional IRA.
-    Roth IRA.
-    SEP-IRA (Simplified Employee Pension Plan Account).
-    SIMPLE IRA (Savings Incentive Match Plan for Employees Account).
-    CESA (Coverdell Education Savings Account - formerly known as Education
     IRA)

U.S. Bank, N.A. is the custodian and trustee for the above retirement accounts. There is a $15.00 annual custodial fee per account (up to a maximum of two accounts) for these types of retirement accounts. This fee will be automatically charged to your account(s) if not received by the announced due date, usually the last week of September. For further information on retirement accounts, please ask for the Individual Retirement Account Disclosure Statement & Custodial Account Agreement. You may also call Customer Service at 1-800-304-7404 to ask questions about investing for retirement.

DETERMINING NET ASSET VALUE PER SHARE

The Fund's share price, also called its net asset value or NAV, is calculated once daily, after the close of trading on the New York Stock Exchange (the "Exchange"), generally 3:00 p.m., Central Time, on each day the Exchange is open for trading. As a result, shares of the Fund will not be priced on the days which the Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

Net Asset Value =   Total Assets - Liabilities
                   ----------------------------
                   Number of Shares Outstanding

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the adviser, Mairs and Power, Inc. and the Fund's Board of Directors. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost.

PURCHASING SHARES

You may purchase shares of the Fund directly through the Fund's transfer agent, U.S. Bancorp Fund Services, LLC. The price you pay per share will be the NAV computed after the close of trading on the Exchange, generally 3:00 p.m. Central Time. (SEE "DETERMINING NET ASSET VALUE PER SHARE" ON PAGE 10.) Your purchase will have no sales charge or marketing fees included in the price of the Fund shares. Purchase orders received on a day the Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Purchase orders received after the close of trading on a day the Exchange is open for trading will be valued as of the close of trading on the next day the Exchange is open.

The Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions.

An initial purchase must be for at least $2,500 ($1,000 for an IRA account) and each subsequent purchase must be for at least $100, although the Fund reserves the right to waive or change these minimums at its discretion. All applications to purchase shares are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless accompanied by payment in U.S. funds. When adding to an existing account, mail your check with the "Invest by Mail" form detached from your confirmation statement.

Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to "Mairs and Power Balanced Fund". The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveller's checks or starter checks for the purchase of shares. If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled.

The Fund reserves the right to reject applications for the following reasons:

-    Applications received without payment.
- If your payment is made by check that does not clear, your purchase will be canceled. A $25 fee will be charged by the transfer agent against your account for any payment check returned for insufficient funds. If any loss is sustained by the Fund, this loss will also be charged against your account.
-    Applications that would be considered disadvantageous to shareholders.
-    Individuals who previously tried to purchase shares with a bad check.
- Individuals who omit their social security number or tax identification number, or applications which do not include a certified social security or tax identification number.

If you do not have a social security number, you should indicate on the purchase application form that an application to obtain a number is pending. The Fund's transfer agent may be required to withhold federal income tax at a rate of 31% (backup withholding) from dividend payments, distributions and redemption proceeds if you fail to submit your social security or tax identification number. To submit a social security number after an initial purchase has been made, complete Form W-9 and mail to: Mairs and Power Balanced Fund, Inc., U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

The Fund and its agents reserve the right to cancel or rescind any purchase if:

- An account has engaged in excessive trading or fraud. Notice will be given to the shareholder within five business days of the trade to freeze the account and temporarily suspend services.

- Notice has been received of a dispute between the registered or beneficial account owners.

-    There is reason to believe that the transaction is fraudulent.

-    Instructions are received and are believed not to be genuine.

Stock certificates will not ordinarily be issued to you unless you make a request for a certificate in writing. The Fund will invest the entire dollar amount of your purchase order in full and fractional shares. Income dividends and capital gain distributions will be reinvested for you in additional full and fractional shares unless you request that income dividends and/or capital gain distributions are to be paid in cash.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with such other services, or receipt at the transfer agent's post office box, of purchase applications does not constitute receipt by the transfer agent or the Fund.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Purchase Application Form, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy notice on page 19.

                               WIRING INSTRUCTIONS

You should use the following instructions when wiring funds for the purchase of Fund shares. IMPORTANT: Prior to wiring any funds, you must notify U.S. Bancorp Fund Services, LLC at 1-800-304-7404 that the wire will be sent and to verify the proper wiring instructions so that the wire is properly applied when received. If you are making an initial investment by wire transfer, you must first complete a new Purchase Application Form and mail it to the Fund. No account services will be established until the complete application has been received by the Fund. IRA accounts cannot be opened by wire transfer.

MAILING ADDRESS

Mairs and Power Balanced Fund, Inc.
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

      WIRE TO:
U.S. Bank, N.A.
ABA Number 042000013

      CREDIT TO:
U.S. Bancorp Fund Services, LLC
Account 112-952-137

      FURTHER CREDIT:
Mairs and Power Balanced Fund, Inc.
[Shareholder Account Number]
[Shareholder Name/Registration]

EXPRESS, CERTIFIED OR REGISTERED MAIL

Purchase orders, redemption requests or correspondence mailed by overnight courier should be sent to the Fund at:
      Mairs and Power Balanced Fund, Inc.
      U.S. Bancorp Fund Services, LLC
      615 East Michigan Street
      Milwaukee, WI  53202-5207

REDEEMING SHARES

You may redeem for cash all or a portion of your shares in the Fund by instructing U.S. Bancorp Fund Services, LLC, the Fund's transfer agent, at its office in Milwaukee, Wisconsin.

IMPORTANT NOTE: YOUR INSTRUCTION FOR REDEMPTION MUST BE IN WRITING. THE FUND DOES NOT OFFER REDEMPTIONS VIA THE TELEPHONE OR FAX.

Your shares will be redeemed at the NAV computed after the receipt of an acceptable redemption request by the Fund. The price you receive for your redemption of shares will be the NAV computed after the close of trading on the Exchange on that day, generally 3:00 p.m. Central Time. If your request for redemption of shares is received after the close of trading on that day, your redemption request will be valued as of the close of trading on the next day the Exchange is open. Your redemption request must be in "good order" before your proceeds can be released. This means the following will be required:

- A letter of instruction or a stock assignment signed by all owners of the shares EXACTLY as their names appear in the Fund's shareholder records. You must specify the account number, the number of shares or dollar amount to be redeemed. If certificates have been issued representing shares to be redeemed, they must accompany the letter.

- A guarantee of the signature of each owner for redemption requests greater than $25,000. Redemption requests less than $25,000 do not require a signature guarantee. However, in order to comply with the signature guarantee limitation level, the Fund will not accept multiple redemption requests for less than $25,000 on the same day. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" ON PAGE 14.)

- In the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans, other supporting legal documents may be required.

- A guarantee of the signature of each owner if the address of record has been changed within the 15 days preceding any redemption. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" ON PAGE 14.)

- If your redemption request is from an IRA or other retirement plan, you must indicate on the redemption request whether or not to withhold federal income tax. If you fail to indicate an election not to have tax withheld, you will be subject to withholding.

- If your redemption request includes exchanging shares, see "EXCHANGING SHARES" ON PAGE 15.

If the proceeds of any redemption are requested to be made payable to or sent to an address other than the address of record, the signature(s) on the request must be guaranteed by an eligible signature guarantor. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" ON PAGE 14.)

If any portion of the shares you are redeeming represent an investment made by check, we may delay the payment of the redemption proceeds until our transfer agent is reasonably satisfied that your check has been collected. This may take up to 12 days from the purchase date.

We will mail your payment to you for the shares you are redeeming typically within one or two business days. The payment will be mailed no later than the seventh business day after the redemption request is received by the transfer agent or within such shorter period as may legally be required. The redemption request must be in good order as stated above. If you wish not to receive your proceeds by mail, the following methods for redemption are also available:

- Proceeds may be received by wire transfer. A $15 wire fee will be applied. If you choose this method, your written request must be signature guaranteed. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" BELOW.)

- Redemption proceeds may also be received by your bank via electronic transfer through the Automated Clearing House ("ACH") network. You can elect this option by writing to the Fund. You must attach a voided check or deposit slip to your written request. If money is moved by ACH transfer, you will not be charged by the Fund's transfer agent for these services. There is a $100 minimum per ACH transfer.

The Fund's transfer agent may be required to withhold federal income tax at a rate of 31% (backup withholding) from dividend payments, distributions and redemption proceeds if you fail to submit your social security or tax identification number. To submit a social security number after an initial purchase has been made, complete Form W-9 and mail to: Mairs and Power Balanced Fund, Inc., U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

No interest will accrue on amounts represented by uncashed redemption checks.

THE FUND RESERVES THE RIGHT TO CLOSE ANY NON-IRA ACCOUNT IN WHICH THE BALANCE FALLS BELOW THE MINIMUM INITIAL INVESTMENT.

The right of redemption may be suspended or the date of payment may be postponed as follows:

- During weekend or holiday closings, or when trading is restricted as determined by the Securities and Exchange Commission ("SEC").

- During any period when an emergency exists as determined by the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to fairly determine the value of its net assets.

-    For such a period as the SEC may permit.

                        SIGNATURE GUARANTEE INSTRUCTIONS

                      WHERE TO OBTAIN A SIGNATURE GUARANTEE

A signature guarantee must be obtained from an eligible signature guarantor such as a U.S. commercial bank, trust company or a broker who is a member of the New York Stock Exchange.

                      WHEN A SIGNATURE GUARANTEE IS NEEDED

You may need to have your signature guaranteed in certain situations such as:

-    Redeeming an amount greater than $25,000.
- Redeeming shares in your account after changing your address of record in the last 15 days.
- Sending to or making redemption proceeds payable to any person, address or bank account other than that on record.
-    Requesting to wire redemption proceeds.
- Transferring shares from your account to another person or legal entity, or changing the name(s) on your account.
- For joint accounts requiring signature guarantee, each account owner's signature must be separately guaranteed.

THE FUND CANNOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC OR ORGANIZATIONS THAT DO NOT PROVIDE REIMBURSEMENT IN THE CASE OF FRAUD.

If the post office cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest your redemption proceeds in your account at the current NAV.

In the event of a redemption of shares or an exchange of shares for shares of the Mairs and Power Growth Fund, the transaction will be treated as a sale of the Fund's shares and any gain (or loss) on the transaction may be reportable as a gain (or loss) on your federal income tax return.

Once your redemption order is received and accepted by the Fund, you may not revoke or cancel it. The redemption value may be worth more or less than the price originally paid for the shares and you may realize a gain or loss on redemption.

If you have additional questions regarding the redemption procedure, you should contact the Fund's transfer agent, U.S. Bancorp Fund Services, LLC, at 1-800-304-7404.

EXCHANGING SHARES

You may exchange shares between the Fund and the Mairs and Power Growth Fund. An exchange is treated as a redemption and a purchase, and therefore, you may realize a taxable gain or loss. You should read the current prospectus for the Mairs and Power Growth Fund before the exchange is made.

There is a $1,000 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met.

After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA account) in order to remain open. The Fund reserves the right to terminate or materially modify the exchange privilege upon 60 days' advance notice to shareholders.

Your exchange request must be in writing and signed by all registered account holders. You may download an Exchange Request form from the Mairs and Power Funds' website.

TRANSFERRING REGISTRATION

If you request a change in your account registration -- such as changing the name(s) on your account or transferring your shares to another person or legal entity -- you must submit your request in writing. A signature guarantee is required. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" ON PAGE 14). Please call our transfer agent, U.S. Bancorp Fund Services, LLC at 1-800-304-7404 for full instructions.

INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends and capital gain distributions are reinvested in additional Fund shares in your account unless you select another option on your Account Application form. The advantage of reinvesting distributions is that you receive dividends and capital gains on an increasing number of shares. This is known as compounding. A capital gain or loss is the difference between the purchase and sale price of a security.

If you are investing in an account that is not tax deferred, it may be advantageous to buy shares after the Fund makes its capital gain distribution. If you buy shares before the capital gain distribution, it can cost you money in taxes. To avoid this situation, check with the Fund for its capital gain distribution date.

The Fund distributes all of its net investment income to its shareholders in the form of quarterly dividends. The dividend payments are normally made in March, June, September and December. If a capital gain is realized, the Fund will distribute it near year-end in the year in which such gains are realized.

Dividends and capital gains which are not reinvested by you are paid to you by check or transmitted to your bank account via the ACH network. If the post office cannot deliver your check, or if your check remains uncashed for six months, your distribution option will be changed to reinvestment. Your distribution check will be reinvested into your account at the Fund's current NAV. All subsequent distributions will be reinvested in shares of the Fund. No interest will accrue on the amount represented by uncashed distribution checks.

TAXES

The Fund intends to comply, as it did in 2002, with the special provisions of Subchapter M of the Internal Revenue Code that relieve it from federal income tax on net investment income and capital gains currently distributed to shareholders. The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if less than 98% of ordinary income and 98% of capital gains are paid out to shareholders during the year in which they are earned or realized. The Fund intends to distribute income and capital gains in such a manner as to avoid this excise tax.

As a shareholder you will be subject to federal income tax at ordinary rates on the distribution of dividend income. Short-term capital gains, if any, are also subject to federal income tax at ordinary rates. Distributions of net long-term capital gains are taxable to you as long-term capital gain regardless of the length of time you have held your shares of the Fund. Long-term capital gains are subject to tax rates of 10% (for investors in the lower than 27% tax bracket) or 20% (for investors in the 27% tax bracket or higher). On Form 1099-DIV is a box for "Qualified 5-year Capital Gain". For taxpayers in the lower than 27% tax bracket, these gains will be taxed at 8% instead of 10%. For 27% or higher tax bracket shareholders, the 20% tax rate on those gains will not be decreased until 2006.

NOTE: The Fund's distribution of dividends and capital gains, whether you received them in cash or reinvested them in additional shares of the Fund, may be subject to federal and state income taxes.

In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you during the previous year. This information is also reported to the IRS. Distributions may also be subject to state and local taxes. A portion of the Fund's ordinary dividends should be eligible for the dividends received deduction by corporations.

The Fund's dividends and distributions are paid on a per share basis. When the dividend and capital gain payments are made, the value of each share will be reduced by the amount of the payment. If you purchase shares shortly before the payment of a dividend or a capital gain distribution, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gain.

The above statements are a general summary of current federal income tax law regarding the Fund. You should consult with your own tax adviser regarding federal, state and local tax consequences of an investment in the Fund.

OTHER SHAREHOLDER SERVICES

The following reports will be sent to you as a shareholder:

-    CONFIRMATION STATEMENTS
     You will be sent a confirmation statement each time you buy or sell Fund shares. Quarterly and annual confirmation statements will also be sent to you detailing the income dividend and capital gain distributions made by the Fund. The trade date and amount of your transaction will be confirmed. The confirmation will also show the market value of your account at the close of the statement period.

-    FUND FINANCIAL REPORTS
     Quarterly and Annual Reports will be mailed to you at the end of February, May, August and November. These reports include the performance of the Fund, a report from the Fund adviser, as well as a listing of the Fund's holdings and other financial statements. Note: To reduce Fund expenses, the Fund attempts to identify related shareholders within a household and send only one copy of a financial report.

-    TAX STATEMENTS
     Tax statements will generally be mailed in January and report to you the previous year's dividend and capital gain distribution (1099-DIV), proceeds from the sale of shares (1099-B) and distributions from IRAs or other retirement accounts (1099-R).

-    AVERAGE COST STATEMENTS
     Average cost statements will be mailed to you by February 15, 2004 if:
     a)   you redeemed shares from a non IRA account in 2003,
     b)   you received a 1099-B, and
     c)   you opened your account after January 1, 1999
     The statement will show all redemptions reportable for the current tax year and the average cost per share. The purpose of this statement is to provide help to you with the preparation of your tax return. This information is not reported to the IRS and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS.

     There are certain situations, such as a change of registration or transfer of shares, that may prevent you from receiving a cost basis statement. If you have any questions about your tax cost basis, please contact U.S. Bancorp Fund Services, LLC at 1-800-304-7404.

The following services are available to you as a shareholder:

-    REINVESTMENT PLAN
     Dividend and capital gain distributions may be reinvested as additional shares of the Fund.

-    AUTOMATED TELEPHONE SERVICES
     Fund and shareholder account information is available 24 hours per day, seven days a week. You may obtain share prices and price changes for the Fund, your account balance and last two transactions, dividend distribution information and duplicate account statement. To use this service, you must first establish a Personal Identification Number (PIN) via the automated telephone service before accessing your account information.

- FUND WEB SITE: WWW.MAIRSANDPOWER.COM The following information is available on the web site:
     -    An overview of Mairs and Power, Inc.
     -    Investment style of Mairs and Power Funds
     -    Fund managers and directors
     -    Daily Fund prices
     -    Fund information
     -    Fund facts
     -    Distribution and tax information
     -    Fund prospectus and reports
     -    Fund forms and applications
     -    Contact information.

-    AUTOMATIC INVESTMENT PLAN (AIP)
     You may make regular monthly or quarterly investments of $100 or more through automatic deductions from your bank account. Please note that if your bank account falls below your AIP designated amount, a $25 fee will be charged to your account.

     This option is available for taxable as well as non-taxable (IRA) accounts. To be eligible for using the AIP for an IRA account, you must have earned income. Purchases made in this manner will be applied as current year purchases. To avoid excess contributions into an IRA, please call the Fund at least four days in advance to stop the AIP.

     To request an Automatic Investment Plan application form, please write or call the Fund at 1-800-304-7404, or download an AIP form from the Mairs and Power Funds' website.

-    SYSTEMATIC WITHDRAWAL PLAN (SWP)
     If you own $10,000 or more of our Fund's shares, you may arrange to have monthly or quarterly withdrawals of cash by sending a systematic withdrawal request to the Fund. Shares are redeemed from your account to meet the designated payments. You may terminate the withdrawal plan at any time by writing to the Fund.

MAILING ADDRESS
The following mailing address should be used for all written shareholder communications:

Mairs and Power Balanced Fund, Inc.
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

EXPRESS, CERTIFIED OR REGISTERED MAIL
Purchase orders, redemption requests or correspondence mailed by overnight courier should be sent to the Fund at:

Mairs and Power Balanced Fund, Inc.
U.S. Bancorp Fund Services, LLC
615 East Michigan Street,  3rd Floor
Milwaukee, WI  53202-5207

CONDENSED FINANCIAL INFORMATION

The following table shows certain important financial information which may help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total investment returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. The financial statements and auditors' report may be found in the Fund's most recent annual report, which you may obtain, without charge, by writing to or calling the Fund at the number listed on the front of this Prospectus.

                              FINANCIAL HIGHLIGHTS
             (SELECTED PER SHARE DATA AND RATIOS - FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              YEAR ENDED DECEMBER 31
                                                2002        2001        2000         1999       1998
                                              --------------------------------------------------------
PER SHARE
Net asset value, beginning of year            $  49.71    $  51.86    $  50.13     $  50.05   $  45.52
Investment operations:
  Net investment income                           1.46        1.45        1.37(1)      1.38       1.29(2)
  Net realized and unrealized
    gains (losses) on investments                (4.63)      (2.15)       6.86(1)      0.90       5.08
                                              --------    --------    --------     --------   --------
TOTAL FROM INVESTMENT OPERATIONS                 (3.17)      (0.70)       8.23         2.28       6.37
Less distributions:
  Dividends (from net investment income)         (1.45)      (1.45)      (1.58)       (1.39)     (1.24)
  Distributions (from capital gains)                 -           -       (4.92)       (0.81)     (0.60)
                                              --------    --------    --------     --------   --------
TOTAL DISTRIBUTIONS                              (1.45)      (1.45)      (6.50)       (2.20)     (1.84)
                                              --------    --------    --------     --------   --------
NET ASSET VALUE, END OF YEAR                  $  45.09    $  49.71    $  51.86     $  50.13   $  50.05
                                              ========    ========    ========     ========   ========
TOTAL INVESTMENT RETURN                          (6.42%)     (1.27%)     16.55%        4.60%     14.16%
                                              ========    ========    ========     ========   ========

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's omitted)     $ 43,261    $ 42,037    $ 41,370     $ 40,611   $ 38,356
  Ratio of expenses to average net assets         0.99%       0.95%       0.93%        0.88%      0.91%
  Ratio of net investment income
    to average net assets                         3.11%       2.89%       2.81%(1)     2.70%      2.69%
  Portfolio turnover rate                        10.92%      16.49%      12.47%       13.40%     11.88%

(1) Effective January 1, 2000, the Fund began amortizing premiums and accreting discounts on debt securities. The effect of this change for the year ended December 31, 2000 was to increase net investment income per share by $.02, decrease net realized and unrealized gains and losses per share by $.02, and increase the ratio of net investment income to average net assets from 2.77% to 2.81%. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.

(2) In 1998, net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

PRIVACY POLICY

Mairs and Power Funds, in having created a relationship with its shareholders, has established a policy which sets forth the commitment of the Funds to maintain a shareholder's private information in a confidential manner, securing personal and financial data.

In the normal process of doing business with its shareholders, Mairs and Power Funds collects nonpublic personal information about its shareholders. This information is collected from the application or other forms, correspondence or conversations, including but not limited to, account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our shareholders, past or present, to nonaffiliated third parties, such as consultants or accountants, except as authorized by shareholders or required by law. Third parties that perform administrative services on the Funds' behalf, such as our transfer agent and custodian, will receive nonpublic personal information about our shareholders. These entities will use this information only to provide required services for shareholders and are not permitted to share or use this information for any other purpose. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our nonpublic personal information. We would not under any circumstances disclose any information, public or nonpublic, about our present or former shareholders to any third parties for the purpose of marketing.

In the event that shareholders hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how nonpublic personal information would be shared with nonaffiliated third parties.

                             OFFICERS AND DIRECTORS

       William B. Frels                         President and Director
       George A. Mairs, III                                  Secretary
       Peter G. Robb                                    Vice-President
       Lisa J. Hartzell                                      Treasurer
       Norbert J. Conzemius                                   Director
       Charlton Dietz                                         Director
       Charles M. Osborne                                     Director
       Edward C. Stringer                                     Director

INVESTMENT ADVISER
Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN  55101-1363

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH  45202

INDEPENDENT AUDITORS
Ernst & Young, LLP
Suite 1400
220 South Sixth Street
Minneapolis, MN  55402

TRANSFER AGENT
(REGULAR MAIL ADDRESS)
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P. O. Box 701
Milwaukee, WI  53201-0701

(OVERNIGHT OR EXPRESS MAIL ADDRESS)
U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI  53202

SHAREHOLDER ACCOUNT
INFORMATION AND INQUIRIES
1-800-304-7404

THE FOLLOWING INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST BY CONTACTING THE FUND AT 1-800-304-7404 OR VIA THE INTERNET AT WWW.MAIRSANDPOWER.COM:
- ANNUAL AND QUARTERLY REPORTS, WHICH DESCRIBE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR, AND LIST ITS PORTFOLIO HOLDINGS.
- STATEMENT OF ADDITIONAL INFORMATION (SAI), WHICH PROVIDES MORE DETAILS ABOUT THE FUND AND ITS INVESTMENT POLICIES AND RESTRICTIONS.
ADDITIONAL INFORMATION:
- DOCUMENTS FILED BY THE FUND WITH THE SEC ARE AVAILABLE ON THE SEC'S INTERNET EDGAR DATABASE SITE AT http://www.sec.gov, WHERE THEY ARE LISTED UNDER "MAIRS AND POWER BALANCED FUND, INC."
- INFORMATION ABOUT THE FUND, INCLUDING THE SAI, CAN ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU CAN ALSO OBTAIN COPIES BY MAILING YOUR REQUEST AND A DUPLICATING FEE TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, DC 20549-0102, OR BY PAYING A DUPLICATING FEE AND SENDING A REQUEST BY EMAIL TO: publicinfo@sec.gov. INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM IS AVAILABLE BY CALLING THE SEC AT 1-202-942-8090.
-    THE FUND'S INVESTMENT COMPANY ACT FILE NUMBER IS 811-1048.

                                 MAIRS AND POWER
                               BALANCED FUND, INC.

                       MAIRS AND POWER BALANCED FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

                              Dated April 25, 2003

     Mairs and Power Balanced Fund, Inc. (the "Fund") is a no-load mutual fund. The objective of the Fund is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified list of securities including bonds, preferred stocks, common stocks and other securities convertible into common stock.

     This Statement of Additional Information is not a prospectus, but contains information in addition to what is contained in the Fund's Prospectus. It should be read in conjunction with the Prospectus, dated April 25, 2003, which has been filed with the Securities and Exchange Commission. The Fund's Prospectus and most recent annual financial statement may be obtained, without charge, by writing the Fund or calling our Customer Service Department at 1-800-304-7404 or by visiting our website at www.mairsandpower.com. Certain portions of the Propectus have been incorporated by reference into this Statement of Additional Information, as noted herein. The address of the Fund is Mairs and Power Balanced Fund, c/o U.S. Bancorp Fund Services, LLC, P.O.Box 701, Milwaukee, WI 53201-0701.

                                TABLE OF CONTENTS

                                                        PAGE
The Fund                                                   2

Investment Objective and Policies                          2

Investment Limitations                                     2

Portfolio Turnover                                         3

Management of the Fund                                     4

Certain Transactions                                       6

Compensation                                               7

Code of Ethics                                             7

Control Persons and Principal Holders of Securities        7

Investment Adviser                                         8

Transfer Agent, Custodian and Fund Accountant              9

Independent Accountant                                     9

Brokerage Allocation and Other Practices                   9

Purchasing and Redeeming Shares                           10

Taxation                                                  10

Principal Underwriter                                     10

Calculation of Performance Data                           10

Financial Statements                                      11

THE FUND

     The Fund is an open-ended, diversified management company which was incorporated in Minnesota in 1961. The Fund has authorized capital stock of 10,000,000 shares, $0.10 par value per share. Each share entitles the shareholder to one vote at all meetings of Fund shareholders. Shareholders will participate equally in dividends and capital gains distributions declared by the Fund for each share owned. Fund shares are transferable without restrictions and are redeemable at net asset value. The Fund is not required to hold annual meetings of shareholders until such times as substantial changes are proposed in either the governance or the policies of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

     As discussed in "Investment Objective and Policies" in the Fund's Prospectus, the objective of the Fund is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified list of securities, including bonds, preferred stocks, common stocks, and other securities convertible into common stock.

     The percentage of the Fund's assets that may be held in each category will vary in accordance with the judgment of the Fund's investment adviser, Mairs and Power, Inc. While equities and securities convertible into equities are expected to remain the dominant holdings in the Fund, it is expected that at least 25% of the Fund's assets will be invested in non-convertible fixed income securities. It is also the objective of the Fund to provide a current income yield of at least 25% greater than that of the Standard & Poor's 500 Stock Index, although there can be no assurance that this objective will be met.

INVESTMENT LIMITATIONS

     The Fund is subject to the following restrictions which may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. The vote of a majority of the outstanding shares means the vote, at an annual or a special meeting of the shareholders representing (a) 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting shares of the Fund, whichever is less.

The Fund may not:

     (1) Purchase securities of any issuer if as a result, (a) more than 5% of the value of the total assets of the Fund would then be invested in the securities of a single issuer (other than U.S. Government obligations), or (b) more than 10% of any class of securities, or more than 10% of the outstanding voting securities, of the issuer would then be held by the Fund;

     (2) Purchase securities of other investment companies if as a result more than 5% of the Fund's total assets would then be (a) invested in the securities of that investment company, or (b) more than 10% of the Fund's assets would then be invested in securities of all investment companies;

     (3) Concentrate more than 20% of its investments in a particular industry as defined by Standard & Poor's;

     (4) Purchase or sell real estate, real estate investment trusts, or other interests in real estate which are not readily marketable;

     (5)  Write, purchase or sell puts, calls, or combinations thereof;

     (6) Make loans (although it may acquire portions of an issuer's publicly distributed securities);

     (7)  Purchase securities on margin or sell short;

     (8) Borrow money, except that the Fund may borrow from banks up to 5% of its total assets to pay capital gain distributions, to pay income dividends, or to relieve an extraordinary or emergency situation, but not for investment purposes;

     (9) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund;

     (10) Participate on a joint or a joint and several basis in any trading account in securities;

     (11) Invest in companies for the purpose of exercising control of management;

     (12) Act as an underwriter of securities of other issuers;

     (13) Purchase or retain the securities of any issuer if officers and directors of the Fund or its investment adviser who own individually more than one-half of one percent of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (14) Purchase or sell commodities or commodity contracts in the ordinary course of its business; or

     (15) Purchase or sell "restricted securities" in such a way as to become an "underwriter" within the meaning of that term as used in the Securities Act of 1933.

PORTFOLIO TURNOVER

     The following table sets forth the annual portfolio turnover rates for the Fund for the periods indicated.

                                            YEAR ENDED DECEMBER 31
                                                2002     2001
                                                ----     ----
                    Common Stocks               2.02%    1.95%

                    All Other Securities        8.90%   14.54%

     The Fund has not placed any limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when in the opinion of the investment adviser, Mairs and Power, Inc., investment considerations warrant such action. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of securities with maturities of one year or less at the time the Fund acquired them) by the monthly average value of the securities in the Fund's portfolio during the year.

MANAGEMENT OF THE FUND

     The officers and directors of the Fund and their principal occupations for the last five years are set forth below.

                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                                                            IN FUND       OTHER
                     POSITION(S) WITH                                                       COMPLEX       DIRECTORSHIPS
NAME, AGE AND        FUND AND LENGTH OF                                                     OVERSEEN      HELD BY
ADDRESS (1)          TIME SERVED (2)      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS    BY DIRECTOR   DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
                                     INTERESTED PRINCIPAL OFFICERS AND DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
William B. Frels     President and        -   President of the Investment Adviser                2            None
(63)                 Director since 1992      (2002 to present).
                                          -   Treasurer of the Investment
                                              Adviser (1996 to present).
                                          -   Vice President of the Investment
                                              Adviser (1994 to 2002).

Edward C.            Director since       -   Shareholder (2002 to present), Briggs              2            None
Stringer (67)        October 2002             and Morgan, P.A.
2200 First                                -   Associate Justice, State of Minnesota
National Bank                                 Supreme Court (1994 - 2002).
Building, St. Paul,
MN  55101

-----------------------------------------------------------------------------------------------------------------------
                                 INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
George A. Mairs,     Secretary since      -   Chairman of the Board of the                       2            None
III (74)             1980                     Investment Adviser (2002 to present).
                                          -   President of the Investment
                                              Adviser (1993 - 2002).

Peter G. Robb (54)   Vice President       -   Vice President and Secretary of the                2            None
                     since 1994               Investment Adviser.

Lisa J. Hartzell     Treasurer since      -   Manager of Mutual Fund Services of               N/A            None
(58)                 1996                     the Investment Adviser.

-----------------------------------------------------------------------------------------------------------------------
                                              DISINTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
J. Thomas            Director from 1992   -   Retired Chief Executive Officer, U.S.              2            None
Simonet (76)         to September 2002        Bank Trust National Association
332 Minnesota St                              (formerly First Trust National
Ste E1430,                                    Association).
St. Paul, MN
55101

Charlton Dietz       Director since 1997  -   Retired Senior Vice President, Legal               2            None
(71)                                          Affairs and General Counsel,
30 7th St E                                   Minnesota Mining and Manufacturing
Ste 3050                                      Company.
St. Paul, MN  55101

                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                                                            IN FUND       OTHER
                     POSITION(S) WITH                                                       COMPLEX       DIRECTORSHIPS
NAME, AGE AND        FUND AND LENGTH OF                                                     OVERSEEN      HELD BY
ADDRESS (1)          TIME SERVED (2)      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS    BY DIRECTOR   DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
Norbert J.           Director since 2000  -   Retired Chief Executive Officer, Road              2            None
Conzemius (61)                                Rescue Incorporated.

Charles M.           Director since 2001  -   Chief Financial Officer, University                2            None
Osborne (49)                                  of Minnesota Foundation (2000 to
                                              present).
                                          -   Executive Vice President and Chief
                                              Financial Officer, 21 North Main,
                                              Inc. (2000).
                                          -   Partner, Gateway Alliance (1999 to
                                              present).
                                          -   Director, Northstar Photonics
                                              (1999 to present).
                                          -   Chief Financial Officer (1998),
                                              Vice President and General
                                              Manager, MN (1999), Vice President
                                              Corporate Human Resources, IA
                                              (2000) of McLeod USA/Ovation
                                              Communications.
                                          -   President and Chief Operating Officer
                                              of Graco, Inc. (1997-1998).

(1) Unless otherwise indicated, the mailing address of each officer and director is 332 Minnesota Street, Suite W1520, St. Paul, MN 55101-1363.
(2) Each director serves until elected at the next scheduled annual meeting, or until his successor is appointed. Each officer is elected annually.

     All of the above listed persons serve in the same capacities with Mairs and Power Growth Fund, Inc., an open-end investment company which also retains Mairs and Power, Inc. as its investment adviser, except that Mr. Mairs is President and Mr. Frels is Secretary of that fund. Directors, officers and portfolio managers of the Mairs and Power Funds are subject to mandatory retirement at age 75.

     The Fund's Board of Directors oversees Fund operations and performs duties required by applicable state and federal law.

     The Fund has an Audit Committee consisting of three directors, Messrs. Conzemius, Dietz and Osborne, none of whom is an "interested person" of the Fund within the meaning of the Investment Company Act. The Fund has a Fair Valuation Committee consisting of three officers, Messrs. Mairs, Frels and Ms. Hartzell, all of whom are "interested persons" of the Fund within the meaning of the Investment Company Act. The Fund has a Nominating Committee consisting of three directors, Messrs. Conzemius, Dietz and Osborne, none of whom is an "interested person" of the Fund within the meaning of the Investment Company Act. The Fund does not have any other committees.

     The role of the Audit Committee is to make recommendations to the Board of Directors regarding the selection of auditors, and to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee meets with the independent auditors at least annually to review the results of the examination of the Fund's financial statements and any other matters relating to the Fund. The Audit Committee also fulfills the responsibility to nominate directors.

     The role of the Fair Valuation Committee is to oversee pricing of the Fund and to research and resolve any pricing problems. The Fair Valuation Committee meets on an "as needed" basis. The Fair Valuation Committee was established at the April 15, 2003 Board of Directors meeting.

     The role of the Nominating Committee is to consider and recommend nominees for directors to the Board to fill vacancies when required. Nominations of directors who are not "interested persons" of the Investment Company must be made and approved by the Nominating Committee. The Nominating Committee was established at the April 15, 2003 Board of Directors meeting.

     During the fiscal year ended December 31, 2002, the Board of Directors of the Fund held four meetings and the Audit Committee held three meetings. Each director attended at least 75% of the Board of Directors meetings and, if a member, of the Audit Committee meetings held during the fiscal year ended December 31, 2002.

     The following table provides information about the dollar range of common stock owned beneficially as of December 31, 2002 by each director:

                              DOLLAR RANGE OF        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                            EQUITY SECURITIES IN   REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN
   NAME OF DIRECTOR               THE FUND                     FAMILY OF INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------
Norbert J. Conzemius        over $100,000                               over $100,000

Charlton Dietz              $10,001 - $50,000                           over $100,000

William B. Frels            $50,001 - $100,000                          over $100,000

George A. Mairs, III        $50,001 - $100,000                          over $100,000

Charles M. Osborne          over $100,000                               over $100,000

Peter G. Robb               $1 - $10,000                                over $100,000

J. Thomas Simonet           over $100,000                               over $100,000

Edward C. Stringer          none                                        over $100,000

CERTAIN TRANSACTIONS

     Since January 1, 2001, no director who is not an interested person of the Fund, or any immediate family member of such a director, has had any direct or indirect interest, the value of which exceeded $60,000, in: (i) the Fund's investment adviser or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser.

     Since January 1, 2001, no director who is not an interested person of the Fund, or any immediate family member of such a director, has had any material interest or relationship, direct or indirect, in any transaction, or series of similar transactions, in which the amount involved exceeded $60,000 and to which any of the following persons was a party: (i) the Fund, (ii) an officer of the Fund, (iii) the Mairs and Power Growth Fund, (iv) an officer of the Mairs and Power Growth Fund, (v) the Fund's investment adviser, (vi) an officer of the Fund's investment adviser, (vii) a person directly or indirectly controlling, controlled by, or under common control with the investment adviser, or (viii) an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser.

     Since January 1, 2001, no officer of the Fund's investment adviser or any officer of any person directly or indirectly controlling, controlled by, or under common control with the investment adviser, served on the board of directors of any company where a director of the Fund who is not an interested person of the Fund, or immediate family member of the director, was an officer.

COMPENSATION

     The following table provides information about compensation paid to the Fund's directors for the fiscal year ended December 31, 2002. The Fund does not pay remuneration to its officers and directors, other than fees to directors who are not officers, directors or employees of the investment adviser.

                                        PENSION OR                   TOTAL
                                        RETIREMENT    ESTIMATED   COMPENSATION
                                         BENEFITS      ANNUAL    FROM FUND AND
                          AGGREGATE     ACCRUED AS    BENEFITS    FUND COMPLEX
 NAME OF PERSON,         COMPENSATION  PART OF FUND     UPON        PAID TO
    POSITION              FROM FUND      EXPENSES    RETIREMENT    DIRECTORS
------------------------------------------------------------------------------
Norbert J. Conzemius        $  1,400       None         None        $ 28,000
Independent Director

Charlton Dietz              $  1,400       None         None        $ 28,000
Independent Director

Charles M. Osborne          $  1,400       None         None        $ 28,000
Independent Director

J. Thomas Simonet           $  1,050       None         None        $ 21,000
Independent Director

Edward C. Stringer          $    400       None         None        $  8,000
Interested Director

William B. Frels                None       None         None            None
Interested Director,
President

George A. Mairs, III            None       None         None            None
Interested Director,
Secretary

Peter G. Robb                   None       None         None            None
Interested Director,
Vice President

CODE OF ETHICS

     The Fund and its investment adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes of ethics permit personnel subject to the codes to invest in securities including securities that may be purchased or held by the Fund. However, the code of ethics have been designed to ensure that the interests of the Fund's shareholders come before the interests of the Fund's managers. The codes contain restrictions on personal investing practices.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of April 1, 2003, the only shareholder holding more than 5% of the Fund's outstanding shares was Wells Fargo Bank MN NA FBO Retirement Plan Services (63,194 shares or 6.5%). As of April 1, 2003, the Fund's officers and directors as a group beneficially owned less than one percent of the Fund's outstanding shares.

INVESTMENT ADVISER

     Mairs and Power, Inc. a Minnesota corporation, is the investment adviser of the Fund. Mairs and Power, Inc. shareholders, along with their percentage ownership positions in Mairs and Power, Inc., are listed below. Messrs. Mairs, Frels and Robb are officers and directors of the Fund. Ms. Hartzell is an officer of the Fund. Mr. Butler, Mrs. Coulthart and Ms. Maltby are not officers or directors of the Fund.

                                       PERCENTAGE OF OUTSTANDING SHARES HELD
             SHAREHOLDER                       AS OF APRIL 1, 2003
             -----------               -------------------------------------
           George A. Mairs, III                       37.0%
           William B. Frels                           34.7%
           Peter G. Robb                              25.0%
           John K. Butler                              2.5%
           Lisa J. Hartzell                            0.6%
           Beverly A. Coulthart                        0.1%
           Michelle L. Maltby                          0.1%

     Mairs and Power, Inc. has served as an investment advisory firm since 1931 and has furnished continuous investment supervision to the Fund since 1961. Mairs and Power, Inc. currently provides similar services to one other mutual fund, Mairs and Power Growth Fund, Inc., the net assets of which as of December 31, 2002 were $850,301,939.

     Mairs and Power, Inc. serves as investment adviser to the Fund under the terms of an Investment Advisory Agreement dated March 21, 1972, as amended May 17, 1982. The Investment Advisory Agreement must be approved annually by the Board of Directors of the Fund, including a majority of those directors who are not parties to such contract or "interested persons" of any such party as defined in the Investment Company Act of 1940. The independent directors of the Fund reviewed the level of fees charged by the investment adviser, the level and quality of service provided by the investment adviser, and the expenses incurred by the Fund. After careful review and consideration, the Investment Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the directors who were not parties to such agreement or interested persons of any such party, by casting their votes in person at a meeting called for such purpose. The Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Fund's Board of Directors, by the holders of a majority of the Fund's outstanding voting shares or by the investment adviser. The Agreement automatically terminates in the event of its assignment (as defined in the Investment Company Act of 1940 and the rules thereunder). Mairs and Power, Inc. conducts investment research and supervises investment accounts for individuals, trusts, pension and profit sharing funds, charitable and educational institutions. It is not a broker and does not sell securities.

     As compensation for its services to the Fund, the investment adviser receives monthly compensation from the Fund. The management fee is computed at an annual rate of 0.60% based upon the Fund's average daily net assets. The ratio of the management fee to average net assets in 2002 was 0.6%; the ratio of total expenses to average net assets was 0.99%.

     Management fees paid by the Fund to Mairs and Power, Inc. amounted to $254,607 in 2002, $247,453 in 2001 and $234,358 in 2000. Under the terms of the
Investment Advisory Agreement, the investment adviser agrees to render research, statistical and advisory services to the Fund, pay for office rental, executive salaries and executive expenses and pay all expenses related to the distribution and sale of Fund shares. All other expenses, such as brokerage commissions, fees charged by the Securities and Exchange Commission, custodian and transfer agent fees, legal and auditing fees, directors fees, taxes, premiums on fidelity bonds, supplies, and all other miscellaneous expenses are borne by the Fund.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT

     U.S. Bancorp Fund Services LLC (U.S. Bancorp), 615 East Michigan Street, P.O. Box 701, Milwaukee, Wisconsin 53201 acts as the Fund's transfer agent and dividend disbursing agent. For these services, the Fund paid to U.S. Bancorp $17,127 for 2002, $13,209 for 2001 and $10,640 for 2000. U.S. Bancorp also serves as fund accountant for the Fund. For these services, the Fund paid to U.S. Bancorp $39,154 for 2002, $35,624 for 2001and $32,481 for 2000.

     Custodial services for the Fund are performed by U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, pursuant to the terms of a Custodial Agreement reviewed annually by the Board of Directors. As custodian, U.S. Bank, N.A controls all securities and cash for the Fund, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Fund. For these services, the Fund paid U.S. Bank, N.A $9,883 in 2002, $9,524 in 2001 and $8,520 in 2000.

INDEPENDENT ACCOUNTANT

     Ernst & Young LLP, Suite 1400, 220 South Sixth Street, Minneapolis, Minnesota 55402 is the independent accountant to the Fund, and is subject to annual appointment by the Board of Directors. Ernst & Young LLP conducts an annual audit of the Fund's financial statements and performs tax and accounting advisory services.

 BROKERAGE ALLOCATION AND OTHER PRACTICES

     Subject to policies established by the Board of Directors of the Fund, the investment adviser is responsible for the Fund's portfolio decisions and the placing of orders to effect the Fund's portfolio transactions. With respect to such transactions, the investment adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While the investment adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available. The Fund has no obligation to deal with any broker or dealer in the execution of its portfolio transactions. The broker-dealers used by the Fund have no affiliation with the Fund, its investment adviser, or any of their officers or directors.

     Investment decisions for the Fund are made independently from those for the Mairs and Power Growth Fund, Inc., also managed by Mairs and Power, Inc. When these funds are simultaneously engaged in the purchase or sale of the same securities, the transactions are averaged as to price and allocated as to amount in accordance with a formula deemed equitable to each fund. In some cases this system may adversely affect the price paid or received by the Fund, or the size of the position obtainable for the Fund.

     Decisions with respect to allocations of portfolio brokerage will be made by the investment adviser. Portfolio transactions are normally placed with broker-dealers which provide the Fund's investment adviser with research and statistical assistance. Recognizing the value of these factors, the Fund may pay brokerage commissions in excess of those which another broker might charge for effecting the same transaction, even though the research services furnished by brokers through whom the Fund effects securities transactions may benefit other clients of Mairs and Power, Inc.

     For the year 2002, the Fund paid $11,521 in brokerage fees on purchase and sale of portfolio securities. All of this amount was paid to brokers or dealers who supplied research services to the investment adviser. Total brokerage fees for 2001 and 2000 amounted to $8,647 and $10,909, respectively.

PURCHASING AND REDEEMING SHARES

     The purchase and redemption of the Fund's shares are subject to the procedures described in "Purchasing Shares" and "Redeeming Shares" in the Fund's Prospectus, which is incorporated herein by reference.

TAXATION

     The Fund intends to comply, as it did in 2002, with the special provisions of Subchapter M of the Internal Revenue Code that relieves it from federal income tax on net investment income and capital gains currently distributed to shareholders. The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if less than 98% of ordinary income and less than 98% of capital gains are paid out to shareholders during the year in which they are earned or realized. The Fund intends to distribute income and capital gains in such a manner as to avoid this excise tax.

PRINCIPAL UNDERWRITER

     The Fund is the sole distributor of its mutual fund shares.

CALCULATION OF PERFORMANCE DATA

     The Fund may publish its total return information from time to time. Quotations of the Fund's average annual total rate of return, the Fund's average annual total return (after taxes on distributions), and the Fund's average annual total return (after taxes on distributions and redemptions), will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years. The after-tax performance is calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The calculation applies the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gain distributions, and the long-term capital gain rate for long-term capital gain distributions. Performance data will reflect the deduction of a proportional share of Fund expenses (on an annual basis), and will assume that all dividends and capital gains distributions are reinvested when paid.

     Performance information reflects only the performance of a hypothetical investment in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future. Performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in its expenses and amount of assets.

                          AVERAGE ANNUAL TOTAL RETURNS
                      (FOR PERIODS ENDED DECEMBER 31, 2002)

The table shows how the Fund's average annual returns before and after taxes for one, five and ten years compare to those of a Composite Index and the S & P 500.

The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

How the Fund has performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                                               1 YEAR     5 YEARS   10 YEARS
                                                                               ------     -------   --------
MAIRS AND POWER BALANCED FUND
Return before taxes                                                             -6.42%      +5.16%    +10.61%
Return after taxes on distributions                                             -7.53%      +3.51%     +8.82%
  (assumes you hold the fund shares at the end of the period;
  no taxable gain or loss on investment)

Return after taxes on distributions and sale of Fund shares                     -3.93%(1)   +3.62%     +8.14%
  (assumes  shares  purchased  at  beginning  and  sold at the end of the period)

COMPOSITE INDEX(2)                                                              -8.84%      +3.33%     +9.11%
(60% S & P 500 and 40% Lehman Bros. Government/Credit)
(reflects no deduction for fees, expenses or taxes)

S & P 500 (3) (reflects no deduction for fees, expenses or taxes)              -22.10%      -0.59%     +9.33%

(1) The "Return after taxes on distributions and sale of Fund shares" is higher than the other one year return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.
(2) The Composite Index is calculated by the Fund's investment adviser. The components of the Composite Index are the S & P 500 (60%) and the Lehman Bros. Government/Credit Bond Index (40%), which were chosen to approximate the proportion of common stock and fixed income securities in the Fund's portfolio. The Lehman Bros. Government/Credit Bond Index is an unmanaged index composed of debt securities issued or guaranteed by the United States Treasury, U.S. Government agencies and quasi-federal corporations and fixed rate dollar denominated investment grade corporate bonds with maturities of at least one year.
(3) The S & P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, broadbased unmanaged index of U.S. common stock prices.

FINANCIAL STATEMENTS

     The Fund's financial statements, including a listing of portfolio securities as of December 31, 2002, are included in the Fund's Annual Report to Shareholders for the year ended December 31, 2002 and are incorporated herein by reference. The financial statements have been audited by Ernst & Young LLP, independent auditors, Suite 1400, 220 South Sixth Street, Minneapolis, Minnesota 55402, as set forth in their report appearing in the Annual Report and incorporated herein by reference. Additional copies of the Annual Report may be obtained, without charge, by writing or calling the Fund.

PART C.   OTHER INFORMATION

Item 23.  Exhibits

          (a) Amended and Restated Articles of Incorporation, dated April 8, 1991. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 45, filed on April 26, 2000.

          (a)(1) Articles of Amendment to Amended and Restated Articles of Incorporation Article I, dated May 23, 1997. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 45, filed on April 26, 2000.

          (b) Amended and Restated By-laws. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 45, filed on April 26, 2000.

          (c)       None.

          (d) Agreement for Investment Counsel Service, dated March 21, 1972, as amended by Amendment to Agreement for Investment Counsel Service, dated May 17, 1982. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 45, filed on April 26, 2000.

          (e)       None.

          (f)       None.

          (g) Custodian Agreement entered into between the Fund and Firstar Trust Company on April 15, 1996. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 45, filed on April 26, 2000.

          (h) Transfer Agent Servicing Agreement entered into between the Fund and Firstar Trust Company on June 1, 1999. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 47, filed on April 26, 2002.

          (h)(1) Fund Accounting Servicing Agreement entered into between the Fund and Firstar Trust Company on March 18, 1999. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 47, filed on April 26, 2002.

          (h)(2) Blue Sky Compliance Servicing Agreement entered into between the Fund and Firstar Trust Company on May 1, 1997. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 47, filed on April 26, 2002.

          (i)       None.

          (j)       Consent of Independent Auditors, filed herewith.

          (k)       None.

          (l)       None.

          (m)       None.

          (n)       None.

          (o)       None.

          (p) Code of Ethics. Mairs and Power Balanced Fund, Inc. Code of Ethics dated 4/14/00. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 45, filed on April 26, 2000.

          (p)(1) Code of Ethics. Mairs and Power, Inc. dated March 18, 2002. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 47, filed on April 26, 2002.

Item 24.  Persons Controlled By or Under Common Control with Registrant

          None.

Item 25.  Indemnification

          The Fund's Amended and Restated Articles of Incorporation state that a director of the corporation shall have no personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the full extent such immunity is permitted from time to time under the Minnesota Business Corporation Act, as now enacted or hereafter amended, except as prohibited by the Investment Company Act of 1940, as amended.

          Section 302A.521 of the Minnesota Business Corporation Act provides that a Minnesota corporation shall indemnify any director, officer or employee of the corporation made or threatened to be made a party to a proceeding, by reason of the former or present official capacity of the person, against judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding, provided that certain statutory standards are met. "Proceeding" means a threatened, pending or completed civil, criminal, administrative, arbitration or investigative proceeding, including one by or in the right of the corporation. Indemnification is required under Section 302A.521 only if the person (i) has not been indemnified by any other organization with respect to the same acts or omissions,
          (ii) acted in good faith, (iii) received no improper personal benefit,
          (iv) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful, and (v) reasonably believed that the conduct was in the best interest of the corporation.

Item 26.  Business and Other Connections of Investment Adviser

          None.

Item 27.  Principal Underwriters

          None.

Item 28.  Location of Accounts and Records

                                Custodian:   U.S. Bank, N.A.
                                             425 Walnut Street
                                             Cincinnati, Ohio  45202

      Transfer Agent: Overnight Deliveries   U.S. Bancorp Fund Services, LLC
                                             3rd Floor, 615 East Michigan Street
                                             Milwaukee, Wisconsin 53202

           Transfer Agent: Mailing Address   U.S. Bancorp Fund Services, LLC
                                             615 East Michigan Street
                                             P.O.Box 701
                                             Milwaukee, Wisconsin 53201-0701

                       Investment Adviser:   Mairs and Power, Inc.
                                             W1520 First National Bank Building
                                             332 Minnesota Street
                                             Saint Paul, Minnesota 55101-1363

Item 29.  Management Services

          None.

Item 30.  Undertakings

          Inapplicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of the registration statement under Rule 485 (b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul, and State of Minnesota on the 25th day of April, 2003.


                                    MAIRS AND POWER BALANCED FUND, INC.


                                    /s/ William B. Frels
                                    -------------------------------------
                                    William B. Frels, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ William B. Frels
-------------------------     President and Director
William B. Frels              (Principal Executive Officer)   April 25, 2003

/s/ Lisa J. Hartzell
-------------------------     Treasurer
Lisa J. Hartzell              (Principal Financial and
                              Accounting Officer)             April 25, 2003

/s/ Norbert J. Conzemius
-------------------------
Norbert J. Conzemius          Director                        April 25, 2003

/s/ Charlton Dietz
-------------------------
Charlton Dietz                Director                        April 25, 2003

/s/ Charles M. Osborne
-------------------------
Charles M. Osborne            Director                        April 25, 2003

/s/ Edward C. Stringer
-------------------------
Edward C. Stringer            Director                        April 25, 2003

                                  EXHIBIT INDEX

ITEM      DESCRIPTION

(a)       Not filed herewith.

(a)(1)    Not filed herewith.

(b)       Not filed herewith.

(c)       Not filed herewith.

(d)       Not filed herewith.

(e)       Not filed herewith.

(f)       Not filed herewith.

(g)       Not filed herewith.

(h)       Not filed herewith.

(h)(1)    Not filed herewith.

(h)(2)    Not filed herewith.

(i)       Not filed herewith.

(j)       Consent of Independent Auditors.

(k)       Not filed herewith.

(l)       Not filed herewith.

(m)       Not filed herewith.

(n)       Not filed herewith.

(o)       Not filed herewith.

(p)       Not filed herewith.

(p)(1)    Not filed herewith.